[***]= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

[***]= CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE: U

PAGE OF PAGES: 1 | 3

2. AMENDMENT/MODIFICATION NO.	3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
	29-Sep-2016	0010624278-0002	

6. ISSUED BY CODE W81XWH

USA MED RESEARCH ACQ ACTIVITY
820 CHANDLER ST
FORT DETRICK MD 21702-5014

7. ADMINISTERED BY (If other than item 6) CODE

See Item 6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)

CLEVELAND BIOLABS, INC
73 HIGH ST
BUFFALO NY 14203-1149

CODE 3MWX2 FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED (SEE ITEM 11)

X 10A. MOD. OF CONTRACT/ORDER NO. W81XWH-15-C-0101

X 10B. DATED (SEE ITEM 13) 17-Aug-2015

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

X D. OTHER (Specify type of modification and authority)
FAR 43.103(a)(3)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Modification Control Number: jhoffman165604

The purpose of this modificaiton is to add invoicing instructions and to incorporate the revised SOW dated 13 July 2016. The revised statement of work is incorporated as an attachment. See section J.

All other terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
		Erica K. Smith TEL: EMAIL:
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED 9/30/2016	16B. UNITED STATES OF AMERICA SMITH.ERICA.KRISTINE.1258914615 Digitally signed by SMITH.ERICA.KRISTINE.1258914615 DN: c=US, o=U.S. Government, ou=DoD, ou=PKI, ou=USA, cn=SMITH.ERICA.KRISTINE.1258914615 Date: 2016.10.04 13:10:46 -04'00' BY (Signature of Contracting Officer) 16C. DATE SIGNED

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION C - DESCRIPTIONS AND SPECIFICATIONS

The following have been modified:

DESCRIPTION OF RESEARCH

Cleveland BioLabs, Inc. (CBLI) research involves the continued preclinical development of entolimod (CBLB502) as a medical radiation countermeasure (MRC) for reducing the risk of death following total body irradiation, a cause of Acute Radiation Syndrome (ARS). There is currently no US Food and Drug Administration (FDA)-approved medical countermeasure to treat ARS. Entolimod is a novel clinical stage drug candidate moving towards FDA approval as a safe and effective treatment for ARS. [***] CBLI is the overarching sponsor for regulatory applications including FDA applications to include Investigational New Drug (IND), Biologics License Application (BLA), and/or Emergency Use Authorization (EUA). CBLI has obtained FDA IND for entolimod under IND 100,480. The proposed studies under this SOW will provide additional data for FDA review, and as part of CBLI's path toward submitting a BLA for FDA approval of entolimod for ARS (for both the frozen liquid formulation and lyophilized formulation). The revised SOW dated 13 July 2016 is incorporated herein and attached at Section J.

SECTION J - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

The Table of Contents has changed from:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE
Attachment 1	Attachment A		26-AUG-2015
Attachment 2	CDRL A001		27-AUG-2015
Attachment 3	CDRL A002		27-AUG-2015
Attachment 4	CDRL A003		27-AUG-2015
Attachment 5	CDRL A004		27-AUG-2015

to:

Exhibit/Attachment Table of Contents

DOCUMENT TYPE	DESCRIPTION	PAGES	DATE

Attachment 1	Attachment A: Revised SOW 13 July 2016	28-SEP-2016
Attachment 2	CDRL A001	27-AUG-2015
Attachment 3	CDRL A002	27-AUG-2015
Attachment 4	CDRL A003	27-AUG-2015
Attachment 5	CDRL A004	27-AUG-2015

(End of Summary of Changes)